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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 10, 2001
                                                         ----------------

                           CARAUSTAR INDUSTRIES, INC.
               --------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       North Carolina                  0-20646                 58-1388387
----------------------------   ------------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)

                           3100 Joe Jerkins Boulevard
                           Austell, Georgia 30106-3227
                     ---------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (770) 948-3101
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
              ----------------------------------------------------
              (Former name or address, if changed from last report)


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Item 7.           Exhibits.

                  Exhibit 99.1      Press Release dated October 10, 2001.

Item 9.           Regulation FD Disclosure.

         On October 10, 2001, Caraustar Industries, Inc. issued a press release announcing its expected financial results for the period ended September 30, 2001. This press release, which is furnished, but not filed, pursuant to this
Item 9, is attached as Exhibit 99.1 and is incorporated by reference herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: October 10, 2001

                                             CARAUSTAR INDUSTRIES, INC.


                                             By: /s/ H. Lee Thrash, III
                                                --------------------------------
                                                H. Lee Thrash, III
                                                Vice President and
                                                Chief Financial Officer


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